EQ Advisors TrustSM

EQ/Goldman Sachs Moderate Growth Allocation Portfolio1 – Class IB Shares

Summary Prospectus dated May 1, 2019

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus and Statement of Additional Information (“SAI”), dated May 1, 2019, as may be amended or supplemented from time to time, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2018, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI, reports to shareholders and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa.us.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio’s annual and semi-annual shareholder reports unless you specifically request paper copies from the insurance company that offers your Contract, from your financial intermediary, or from the Portfolio. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a Contractholder, you may elect to receive the Portfolio’s shareholder reports and other communications electronically from the insurance company by following the instructions provided by the insurance company. For other shareholders, you may elect to receive the Portfolio’s shareholder reports and other communications electronically by calling 1-877-222-2144 or by sending an e-mail request to service@axa.us.com.

Beginning on January 1, 2019, you may elect to receive all future shareholder reports in paper free of charge. If you are a Contractholder, you can inform the insurance company that you wish to continue receiving paper copies of shareholder reports by following the instructions provided by the insurance company. For other shareholders, you can inform the Portfolio that you wish to continue receiving paper copies of shareholder reports by calling 1-877-522-5035 or by sending an e-mail request to EquitableFunds@dfinsolutions.com. Your election to receive shareholder reports in paper will apply to all portfolio companies available under your Contract (if you are a Contractholder) or all Portfolios held with the fund complex (for other shareholders).

Investment Objective: Seeks to achieve long term capital appreciation under normal market conditions, while focusing on the preservation of capital in distressed market environments.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/Goldman Sachs Moderate Growth Allocation Portfolio	Class IB Shares
Management Fee	0.80%
Distribution and/or Service Fees (12b-1 fees)	0.25%
Other Expenses	0.15%
Acquired Fund Fees and Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.27%
Fee Waiver and/or Expense Reimbursement†	–0.07%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%
†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2020 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.20% for Class IB shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2020.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$122	$396	$690	$1,528

[1]	Effective February 19, 2019, AXA/Goldman Sachs Strategic Allocation Portfolio was renamed EQ/Goldman Sachs Moderate Growth Allocation Portfolio.

AGSSA 1

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 183% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal market conditions, the Portfolio will seek to invest approximately 60% of its assets in equity investments and approximately 40% of its assets in fixed income investments. On a periodic basis (typically monthly), the Sub-Adviser will rebalance the Portfolio’s investments in response to changes in market value or other factors to maintain these strategic allocations. During periods before or after such rebalancing, the Portfolio may deviate from its strategic allocations.

The Portfolio’s equity allocation will be invested in the following equity asset categories: US Large Cap Equity, US Mid Cap Equity, US Small Cap Equity, European Equity, United Kingdom Equity and Japanese Equity. Under normal market conditions, approximately half of the Portfolio’s equity allocation will be invested in instruments that provide exposure to US Large Cap Equity, with the remainder being allocated to the other equity asset categories in an approximate percentage range of 0%-20%. The allocations among the equity categories may be changed by the Sub-Adviser without notice or shareholder approval. The Portfolio’s equity investments may include exchange-traded funds (“ETFs”), common and preferred stocks, options, rights, warrants, convertible securities and other equity-related instruments, including, but not limited to, derivatives as described below. The Sub-Adviser will periodically (typically monthly) rebalance the Portfolio’s allocations among the equity asset categories to maintain the desired exposure to each asset category. Securities may be issued by issuers located in any developed country, and may be denominated in any currency.

Substantially all of the Portfolio’s fixed-income allocation will be invested primarily in instruments that provide exposure to the U.S. Treasuries asset category, such as U.S. Treasuries and U.S. Treasury futures contracts, with an intermediate weighted average duration (generally, 7-10 years). The Portfolio’s investments in fixed income securities may include floating or variable rate obligations, zero coupon securities and pay-in-kind securities. The longer a security’s duration, the more sensitive it will be to changes in interest rates, which may increase the volatility of the security’s value and may lead to losses.

The Sub-Adviser also will implement and monitor a volatility management strategy for the Portfolio that seeks to reduce the Portfolio’s overall volatility. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns. Higher volatility generally indicates higher risk and often results in more frequent and sometimes significant changes in the Portfolio’s returns. When the expected volatility of an equity asset category in which the Portfolio invests increases to a certain level as determined by the Sub-Adviser based on its volatility management strategy, the Portfolio may reduce its overall equity exposure by investing up to 100% of its target allocation, adjusted for the expected volatility of the asset category, in cash or cash equivalents or an offsetting position. An offsetting position may include closing existing long exchange-traded equity futures contracts, selling short exchange-traded equity futures contracts, selling equity exposures that are derived using ETFs or, in the case where physical securities are held, selling physical securities or selling exchange-traded equity index futures contracts. During such times, the Portfolio’s overall exposure to equity investments may deviate significantly from its strategic allocation target and could be substantially less than 60% of the Portfolio’s assets (and could be 0%). In addition, over time the use of a volatility management strategy could result in the Portfolio’s having average exposure to equity investments that is lower than its strategic allocation target. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, including during periods when market values are increasing, but market volatility is high. The Sub-Adviser may determine, in its sole discretion, not to implement the volatility management strategy or to allocate the Portfolio’s assets in a manner different than the strategic allocations described above for various reasons including, but not limited to, if the volatility management strategy would result in de minimis trades or result in excess trading due to expected flows into or out of the Portfolio, or in connection with market events and conditions and other circumstances as determined by the Sub-Adviser. Volatility management techniques may reduce potential losses and/or mitigate financial risks to insurance companies that provide certain benefits and guarantees available under the Contracts and offer the Portfolio as an investment option in their products.

In pursuing its investment objective, the Portfolio may also invest in derivatives for the efficient management of the Portfolio (including to enhance returns), to implement the volatility management strategy or for the hedging of certain market risks. It is anticipated that the Portfolio’s derivative instruments will consist of long and short positions on exchange-traded equity and fixed income futures contracts and options on futures contracts and indices as well as currency forwards. The Portfolio also may utilize other types of derivatives, such as swaps, and may engage in short sales. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes.

The Portfolio may also enter into certain types of repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. In addition, the Portfolio may also invest in real estate investment trusts (“REITs”).

From time to time or potentially for extended periods of time in periods of continued market distress, the Portfolio may maintain a considerable percentage of its total assets in cash and cash equivalent instruments, including money market funds, as margin or collateral for the Portfolio’s obligations under derivative transactions,

AGSSA 2

to implement the volatility management strategy, and for other portfolio management purposes. The larger the value of the Portfolio’s derivative positions, as opposed to positions held in non-derivative instruments, the more the Portfolio will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

The Portfolio may engage in active and frequent trading of portfolio securities in pursuing its principal investment strategies.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can negatively affect the Portfolio’s performance.

Allocation Risk: The Portfolio’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. The allocation strategies used and the allocation decisions made may not produce the desired results.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Convertible Securities Risk: A convertible security is a form of hybrid security; that is, a security with both debt and equity characteristics. The value of a convertible security fluctuates in relation to changes in interest rates and the credit quality of the issuer and, in addition, fluctuates in relation to the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities. Lower quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock.

Credit Risk: The Portfolio is subject to the risk that the issuer or the guarantor (or other obligor, such as a party providing insurance or other credit enhancement) of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations, which may cause the Portfolio’s holdings to lose value. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. However, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. The downgrade of the credit rating of a security may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Portfolio could lose more than the principal amount invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETFs Risk: The Portfolio’s shareholders will indirectly bear fees and expenses paid by the ETFs in which it invests, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. An index-based ETF’s performance may not match that of the index it seeks to track. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objective. It is also possible

AGSSA 3

that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the ETF, which will vary.

Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.

Currency Risk: Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk: Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

European Economic Risk: The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe may adversely affect the euro’s exchange rate and value and may continue to impact the economies of every European country. In June 2016, the United Kingdom (the “UK”) voted to withdraw from the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. In addition, some countries may have legal systems that may make it difficult for the Portfolio to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

Settlement Risk: Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Portfolio to carry out transactions. If the Portfolio cannot settle or is delayed

AGSSA 4

in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Transaction Costs Risk: The costs of buying and selling foreign securities, including taxes, brokerage and custody costs, generally are higher than those involving domestic transactions.

Futures Contract Risk: The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains. Futures contracts are also subject to the same risks as the underlying investments to which they provide exposure. In addition, futures contracts may subject the Portfolio to leveraging risk.

Interest Rate Risk: Changes in interest rates may affect the yield, liquidity and value of investments in income producing or debt securities. Changes in interest rates also may affect the value of other securities. When interest rates rise, the value of the Portfolio’s debt securities generally declines. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally rises. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Portfolio’s debt securities to interest rate risk will increase with any increase in the duration of those securities. There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Investment Grade Securities Risk: Debt securities generally are rated by national bond ratings agencies. The Portfolio considers securities to be investment grade if they are rated BBB or higher by Standard & Poor’s Global Ratings or Fitch Ratings, Ltd. or Baa or higher by Moody’s Investors Service, Inc., or, if unrated, determined by the investment manager to be of comparable quality. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. For example, the Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests collateral from securities loans or borrows money. The Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging the Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that a rise in the value of the Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, the Portfolio may experience losses. In a market where the value of the Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Liquidity Risk: The trading market for a particular investment in which the Portfolio invests, or a particular investment in which the Portfolio is invested, may become less liquid or even illiquid. Illiquid investments may be difficult or impossible to sell or purchase at an advantageous time or price or in sufficient amounts to achieve the Portfolio’s desired level of exposure. To meet redemption requests during periods of illiquidity, the Portfolio may be forced to dispose of investments at unfavorable times or prices and/or under unfavorable conditions, which may result in a loss or may be costly to the Portfolio. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. The Portfolio also may not receive its proceeds from the sale of certain securities for an extended period of time. Certain securities that were liquid when purchased may later become illiquid, sometimes abruptly, particularly in times of overall economic distress or adverse investor perception. An inability to sell a portfolio position can prevent the Portfolio from being able to take advantage of other investment opportunities. During periods of market stress, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Portfolio’s ability to limit losses. In addition, a reduction in the ability or willingness of dealers and other institutional investors to make a market in certain securities may result in decreased liquidity in certain markets.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Changes in the financial

AGSSA 5

condition of a single issuer can impact the market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. In addition, markets and market-participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Mid-Cap and Small-Cap Company Risk: The Portfolio’s investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments, which can negatively affect their value. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their securities as compared with larger companies. As a result, the value of such securities may be more volatile than the value of securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Portfolio Turnover Risk: High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to the Portfolio, which may result in higher fund expenses and lower total return.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Real Estate Investing Risk: Real estate-related investments may decline in value as a result of factors affecting the overall real estate industry. Real estate is a cyclical business, highly sensitive to supply and demand, general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Losses may occur from casualty or condemnation and government actions, such as tax law changes, zoning law changes, regulatory limitations on rents, or environmental regulations, also may have a major impact on real estate. The availability of mortgages and changes in interest rates may also affect real estate values. Changing interest rates and credit quality requirements also will affect the cash flow of real estate companies and their ability to meet capital needs. Real estate investment trusts (“REITs”) generally invest directly in real estate (equity REITs), in mortgages secured by interests in real estate (mortgage REITs) or in some combination of the two (hybrid REITs). Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. Operating REITs requires specialized management skills, and a portfolio that invests in REITs indirectly bears REIT management and administration expenses along with the direct expenses of the portfolio. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. Domestic REITs also must satisfy specific Internal Revenue Code requirements to qualify for the tax-free pass-through of net investment income and net realized gains distributed to shareholders. Failure to meet these requirements may have adverse consequences on the Portfolio. In addition, even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Regulatory Risk: The Adviser is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, and, due to the Portfolio’s use of derivatives, serves as a CPO with respect to the Portfolio. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs, which may be borne by the Portfolio and may affect Portfolio returns.

Repurchase Agreements Risk: If the other party to a repurchase agreement defaults on its obligation under the agreement, the Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Portfolio may lose money.

AGSSA 6

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Short Position Risk: The Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). The Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because the Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, in that it amplifies changes in the Portfolio’s net asset value because it increases the Portfolio’s exposure to the market and may increase losses and the volatility of returns.

U.S. Government and Government-Sponsored Enterprises (“GSE”) Securities Risk: Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae)) and GSEs (such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac)) are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the U.S. government are guaranteed as to the timely payment of interest and repayment of principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Portfolio. Securities issued or guaranteed by GSEs, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, GSEs may not have the funds to meet their payment obligations in the future.

Volatility Management Risk: The Sub-Adviser from time to time may employ various volatility management techniques or make short-term adjustments to the Portfolio’s asset mix (such as by using ETFs or futures and options to manage equity exposure) in managing the Portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may not work as intended and may result in losses by the Portfolio or periods of underperformance, particularly during periods when market values are increasing but market volatility is high or when the Portfolio has reduced its equity exposure but market changes do not impact equity returns adversely to the extent predicted by the Sub-Adviser. The result of the Portfolio’s volatility management strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Sub-Adviser to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the result of the Portfolio’s volatility management strategy also will be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute volatility management techniques in an efficient manner. In addition, market conditions change, sometimes rapidly and unpredictably, and the Sub-Adviser may be unable to execute the volatility management strategy in a timely manner or at all. The Sub-Adviser uses proprietary modeling tools to implement the Portfolio’s volatility management strategy. If the proprietary modeling tools prove to be flawed or for other reasons do not produce the desired results, any decisions based on the modeling tools may expose the Portfolio to additional risks and losses. The use of modeling tools has inherent risks, and the success of using a modeling tool depends, among other things, on the accuracy and completeness of the tool’s development, implementation and maintenance; on the tool’s assumptions and methodologies; and on the accuracy and reliability of the inputs and output of the tool. The Sub-Adviser from time to time may make changes to its proprietary modeling tools that do not require shareholder notice. Moreover, volatility management strategies may expose the Portfolio to costs, such as increased portfolio transaction costs, which could cause or increase losses or reduce gains. In addition, it is not possible to manage volatility fully or perfectly. Futures contracts and other instruments used in connection with the volatility management strategy are not necessarily held by the Portfolio to hedge the value of the Portfolio’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Portfolio’s other investments. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses (some of which may be sudden or substantial) or volatility for any particular period that may be higher or lower. In addition, the use of volatility management techniques may not protect against market declines and may limit the Portfolio’s participation in market gains, even during periods when the market is rising. Volatility management techniques, when implemented effectively to reduce the overall risk of investing in the Portfolio, may result in underperformance by the Portfolio. For example, if the Portfolio has reduced its overall exposure to equities to avoid losses in certain market environments, the Portfolio may forgo some of the returns that can be associated with periods of rising equity values. The Portfolio’s performance may be lower than the performance of similar funds where volatility management techniques are not used.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

AGSSA 7

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2018 compared to the returns of a broad-based securities market index. The additional broad-based securities market index and the hypothetical composite index show how the Portfolio’s performance compared with the returns of other asset classes in which the Portfolio may invest. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

2.94% (2017 1st Quarter)	–7.26% (2018 4th Quarter)

Average Annual Total Returns

	One Year	Since Inception
EQ/Goldman Sachs Moderate Growth Allocation Portfolio – Class IB Shares (Inception Date: May 1, 2015)	–5.05%	2.09%
60% MSCI World 100% Hedged to USD Index/40% Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index (new) (reflects no deduction for fees, expenses, or taxes)	–3.38%	3.32%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	–4.38%	7.35%
Bloomberg Barclays U.S. Intermediate Government Bond Index (reflects no deduction for fees, expenses, or taxes)	1.43%	0.99%

WHO MANAGES THE PORTFOLIO

Investment Adviser: FMG LLC

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of FMG LLC	May 2015
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of FMG LLC	May 2015

Sub-Adviser: Goldman Sachs Asset Management, L.P. (“Goldman Sachs” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Federico Gilly	Managing Director of Goldman Sachs, Co-Head of Research, Portfolio Management and Portfolio Construction for the Alternative Investment Strategies team within Goldman Sachs	May 2019
Matthew Schwab	Managing Director of Goldman Sachs and Co-Head of Research for the Alternative Investment Strategies team within Goldman Sachs’ Quantitative Investment Strategies platform	April 2018
Oliver Bunn	Vice President of Goldman Sachs and Portfolio Manager in the Alternative Investment Strategies team within Goldman Sachs’ Quantitative Investment Strategies platform	April 2018

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

AGSSA 8

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, or other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by FMG LLC that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

AGSSA 9